SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2004

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On May 25, 2004, the Registrant issued a press release announcing the declaration of a quarterly cash dividend of $0.26 per share, payable on July 21, 2004 to shareholders of record as of June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1	Press Release dated May 25, 2004, with respect to the Registrant’s declaration of a quarterly cash dividend of $0.26 per share.

Exhibit 99.2	Press Release dated May 25, 2004, with respect to the Registrant’s announced comfort range for fully diluted earnings per share for 2004.

Item 9. Regulation FD Disclosure

On May 25, 2004, the Registrant narrowed its previously stated comfort range of $3.75 to $3.85 per share for 2004 fully diluted earnings per share (“EPS”) to an EPS comfort range of $3.75 to $3.80 per fully diluted share for 2004. The Registrant also confirmed comfort with double-digit EPS growth for 2005. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in Item 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IBERIABANK CORPORATION

DATE: May 25, 2004	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer